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                                                                    EXHIBIT 4.2



    Form of Certificate for the Series A Cumulative Convertible Preferred Stock



                               USA NETWORKS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                PREFERRED STOCK


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP 902984 20 2





THIS CERTIFIES THAT




IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CUMULATIVE CONVERTIBLE
                 PREFERRED STOCK, $.01 PAR VALUE PER SHARE, OF

USA NETWORKS, INC. transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation, as now and hereafter amended, and of the By-laws of the Company (copies thereof being on file with the Secretary of the Company) and the holder hereof by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:



    _____________________                                   ___________________
    CHAIRMAN OF THE BOARD                                        SECRETARY
 AND CHIEF EXECUTIVE OFFICER        [USA Networks Inc.
                                      Corporate Seal
                                           1986
                                        Delaware]



COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR


BY______________________
AUTHORIZED SIGNATURE


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                            USA NETWORKS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK AND EACH OTHER CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -D as tenants in common
                                                          UNIF GIFT MIN ACT-D .......... Custodian .........
TEN ENT -D as tenants by the entireties                                     (Cust)       (Minor)

JT TEN -D as joint tenants with right of                          under Uniform Gifts to Minors
survivorship and not as tenants
in common                                                         Act............................
                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

__________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_______________________

                               ________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                               ________________________________________________
      SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.